SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2006

AHPC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-17458	73-1326131
(Commission File Number)	(I.R.S. Employer I.D. Number)

80 Internationale Boulevard, Unit A Glendale Heights, Illinois	60139
(Address of Principal Executive Offices)	(Zip Code)

630-407-0242
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant's Certifying Accountant.

(a)    Previous Independent Registered Public Accounting Firm.

On January 6, 2006, AHPC Holdings, Inc. (the "Company") dismissed Grant Thornton LLP ("Grant Thornton") as its independent registered public accounting firm.

Grant Thornton's reports on the Company's consolidated financial statements for each of the fiscal years ended June 30, 2005 and June 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that in its reports dated as of October 13, 2005 and October 13, 2004, Grant Thornton expressed substantial doubt that the Company could continue as a going concern.

The decision to dismiss Grant Thornton and to retain a new independent registered public accounting firm was approved by the Company's Audit Committee on January 6, 2006.

During the Company's two most recent fiscal years and through January 6, 2006, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K, except that in connection with the filing of the Company's Form 10-K for the fiscal year ending June 30, 2005 and the filing of the Company's Form 10-Q for the quarter ending September 30, 2005, Grant Thornton advised the Company of a material weakness in the Company's disclosure controls and procedures relating to the lack of formal policies and procedures related to its financial statement reporting and regulatory filing process.

The Company has provided Grant Thornton with a copy of the foregoing disclosures and has requested that Grant Thornton review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-K. A copy of such letter dated as of January 6, 2006 is filed as Exhibit 16.1 to this Form 8-K.

(b)    New Independent Registered Public Accounting Firm.

         On January 6, 2006, the Company's Audit Committee engaged Plante Moran, LLP as the Company's independent registered public accounting firm. During the fiscal years ended June 30, 2005 and June 30, 2004 and the subsequent interim period through January 6, 2006, the Company did not consult Plante Moran regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

             The following exhibit is filed herewith:

                     Exhibit 16.1 - Letter of Grant Thornton LLP dated January 6, 2006 concerning change in the registrant's independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            AHPC HOLDINGS, INC.
Date:  January 10, 2006
            BY /s/ Alan E. Zeffer
                                     Alan E. Zeffer, President and Chief
             Executive Officer